                                                                    Exhibit 10.4




                         SUBSIDIARY GUARANTY AGREEMENT



         GUARANTY dated as of May 13, 1994 ("Agreement") among each of the Subsidiary Guarantors listed on the signature pages hereof under the caption "Subsidiary Guarantors" or which hereafter becomes a party hereto pursuant to
Section 3.08(b) (collectively, the "Subsidiary Guarantors") and NationsBank of Texas, N.A., as agent for the banks under the Credit Agreement referred to below (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Credit Agreement dated as of May 13, 1994 among Union Texas Petroleum Holdings, Inc. (the direct or indirect parent of each of the Subsidiary Guarantors) (the "Company"), the Banks and Co-Agents parties thereto and the Agent (the "Credit Agreement"), the Company is entitled, subject to certain conditions, to borrow up to $200,000,000;

         WHEREAS, as a condition to borrowings under the Credit Agreement, each Required Guarantor is required to execute and deliver to the Agent this Agreement whereby such entity shall, subject to Section 2.08 hereof, guarantee the payment when due of the principal of and interest on all Loans and all other amounts payable at any time by any Obligor under any of the Financing Documents, including, without limitation, interest which accrues during a proceeding which occurs under the U.S. Bankruptcy Code or which would otherwise accrue under the terms of any of the Financing Documents, but for a proceeding under the U.S. Bankruptcy Code (such principal, interest and other amounts being herein called the "Guaranteed Amounts");

         WHEREAS, in consideration of the financial and other support that the Company has provided, and such financial and other support as the Company may in the future provide, to the Subsidiary Guarantors and in order to induce the Banks to enter into the Credit Agreement and to consider requests to extend financial accommodations to the Company, the Subsidiary Guarantors are willing to guarantee, subject to Section 2.08 hereof, the Guaranteed Amounts;

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.01. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.


                                   ARTICLE II

                                   GUARANTEES

         SECTION 2.01. The Guarantees. Subject to Section 2.08, the Subsidiary Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee to the Agent, for the ratable benefit of the Banks, the full and punctual payment of all present and future Guaranteed Amounts as and when the same shall become due and payable, whether at maturity, by declaration or otherwise, according to the terms thereof. In case of failure by the Company punctually to pay any Guaranteed Amount, the Subsidiary Guarantors hereby jointly, severally and unconditionally agree, forthwith upon demand by the Agent, to make payment thereof to the Agent at the place and in the manner specified in the Credit Agreement.

         SECTION 2.02. Guarantees Unconditional. Subject to Section 2.08, the obligations of each Subsidiary Guarantor under this Article II shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                 (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company or any other Subsidiary Guarantor under any Financing Document or any Guaranteed Amount;

                 (b) any modification or amendment of or supplement to (i) this Agreement insofar as the same does not purport to modify the rights or obligations of such Subsidiary Guarantor hereunder or (ii) any other Financing Document;

                 (c) any modification, amendment, waiver, release, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any obligation of the Company or any Subsidiary Guarantor under any Financing Document or any Guaranteed Amount;

                 (d) any change in the corporate existence, structure or ownership of the Company or any Subsidiary, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or any other Subsidiary or their respective assets;

                 (e) the existence of any claim, set-off or other rights which any Subsidiary Guarantor may have at any time against the Company or any Subsidiary Guarantor, the Agent, any Bank or any other Person, whether or not arising in connection with any Financing Document or any Guaranteed Amount,provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                 (f) any invalidity or unenforceability relating to or against the Company or any Subsidiary Guarantor for any reason of any Financing Document or any Guaranteed Amount, or any provision of applicable law or regulation purporting to prohibit the payment by the Company or any Subsidiary Guarantor of any Guaranteed Amount; or

                 (g) any other act or omission to act or delay of any kind by the Company or any Subsidiary Guarantor, the Agent, any Bank or any other Person or any other circumstances whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of a Subsidiary Guarantor under this
         Article II.

         SECTION 2.03. Discharge; Reinstatement in Certain Circumstances. Subject to Section 2.08, each Subsidiary Guarantor's obligations under this
Article II shall remain in full force and effect until all of the Commitments shall have been terminated in their entirety and the Guaranteed Amounts shall have been paid in full. If at any time any payment of or any amount payable by the Company or any Subsidiary Guarantor in respect of any Guaranteed Amount is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such Person or otherwise, each Subsidiary Guarantor's obligations under this Article II with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

         SECTION 2.04. Waiver. Each Subsidiary Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company or any other Subsidiary Guarantor or any other Person. Each Subsidiary Guarantor hereby irrevocably waives each and every right to which it may be entitled by virtue of the suretyship laws of the State of Texas, including, without limitation, any and all rights it may have pursuant to Rule 31 or Rule 32, Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code.

         SECTION 2.05. Subrogation and Contribution. Each Subsidiary Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of the payee against the Company with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Company in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other Obligor with respect to such payment, in each case until such time as all of the Commitments shall have been terminated in their entirety and the Guaranteed Amounts shall have been paid in full.

         SECTION 2.06. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Company or any Subsidiary Guarantor in respect of any Guaranteed Amount is stayed upon the insolvency, bankruptcy or reorganization of such Person, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement or any other agreement or instrument evidencing such Guaranteed Amount shall nonetheless be payable by each other Subsidiary Guarantor hereunder forthwith on demand by the Agent.

         SECTION 2.07.    Representations and Warranties.   Each Subsidiary
Guarantor represents and warrants that as of the date hereof, and after giving effect to this Agreement and the contingent obligations evidenced hereby (including any limitation on the amount payable under this Agreement pursuant to Section 2.08), it is and will be solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities and debts, and has and will have property and assets sufficient to satisfy and repay its obligations, liabilities and debts when the same become due.

         SECTION 2.08. Limit of Liability. Each Subsidiary Guarantor shall be liable under this Agreement only for amounts aggregating up to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state or foreign law.


                                  ARTICLE III

                                 MISCELLANEOUS

         SECTION 3.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telecopy, telex, facsimile transmission or similar writing) and (i) in the case of a Subsidiary Guarantor, shall be given to such Subsidiary Guarantor at c/o Union Texas Petroleum Holdings, Inc., 1330 Post Oak Boulevard, Houston, Texas 77056 (telex number: 762255) and (ii) in the case of the Company or the Agent, at its address or telex number set forth on the signature pages of the Credit Agreement or in any case at such other address or telex number as such party may hereafter specify for the purpose by notice to the Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answer is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent shall not be effective until received.

         SECTION 3.02. No Waiver; Exercise of Remedies. No failure or delay by the Agent in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. In exercising the rights and remedies herein provided, the Agent shall act at the instructions of the Required Banks or, failing such instruction, at its discretion.





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
         SECTION 3.03. Amendments and Waivers. Any provision of this Agreement may be amended or waived, and any Subsidiary Guarantor may be released from any of its obligations hereunder, if, and only if, such amendment, waiver or release is in writing and is signed by (i) each Subsidiary Guarantor affected thereby and (ii) the Agent with the consent of Banks at the time having at least 66-2/3% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 66-2/3% of the aggregate unpaid principal amount of the Loans; provided that any Subsidiary Guarantor shall be released from its obligations hereunder upon the terms set forth in Section 5.10 or Section 5.20 of the Credit Agreement.

         SECTION 3.04. Texas Law. This Agreement shall be construed in accordance with and governed by the law of the state of Texas.

         SECTION 3.05. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND OF ANY FEDERAL COURT LOCATED IN SUCH STATE OVER EACH OF THEM IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO ANY FINANCING DOCUMENT AND, TO THE FULLEST EXTENT PERMITTED BY LAW, FURTHER AGREES (AND SHALL NOT CONTEST) THAT THE PROPER VENUE FOR FILING AND MAINTAINING ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE IN THE STATE OF TEXAS. IN ANY SUCH ACTION, SUIT OR PROCEEDING, EACH SUBSIDIARY GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS OR NOTICE AND AGREES THAT SERVICE BY FIRST CLASS MAIL, RETURN RECEIPT REQUESTED, TO SUCH SUBSIDIARY GUARANTOR AT ITS ADDRESS FOR NOTICES HEREUNDER, OR ANY FORM OF SERVICE PROVIDED FOR IN THE TEXAS CIVIL PRACTICE AND REMEDIES CODE THEN IN EFFECT SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE UPON SUCH SUBSIDIARY GUARANTOR. EACH SUBSIDIARY GUARANTOR THAT IS NOT ORGANIZED UNDER THE LAWS OF THE UNITED STATES OR A STATE THEREOF (EACH A "NON-U.S. GUARANTOR") HEREBY APPOINTS THE PRINCIPAL OFFICE OF CT CORPORATION SYSTEM IN HOUSTON, TEXAS, WHICH, ON THE DATE HEREOF, IS LOCATED AT 911 DALLAS ST., HOUSTON, TEXAS 77002, AS THE AUTHORIZED AGENT THEREOF (THE "AUTHORIZED AGENT") UPON WHOM PROCESS MAY BE SERVED IN ANY SUCH ACTION, SUIT OR PROCEEDING WHICH MAY BE INSTITUTED IN THE STATE OF TEXAS. SUCH APPOINTMENT SHALL BE IRREVOCABLE UNLESS AND UNTIL THE APPOINTMENT OF A SUCCESSOR AUTHORIZED AGENT FOR SUCH PURPOSE, AND SUCH SUCCESSOR'S ACCEPTANCE OF SUCH APPOINTMENT, SHALL HAVE OCCURRED AND THE AGENT SHALL HAVE BEEN NOTIFIED THEREOF. EACH NON-U.S. GUARANTOR AGREES TO TAKE ANY AND ALL ACTIONS, INCLUDING, WITHOUT LIMITATION, THE FILING OF ANY AND





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
ALL DOCUMENTS AND INSTRUMENTS, THAT MAY BE NECESSARY TO CONTINUE SUCH APPOINTMENT IN FULL FORCE AND EFFECT AS AFORESAID. SERVICE OF PROCESS UPON THE AUTHORIZED AGENT WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE DEEMED, IN EVERY RESPECT, EFFECTIVE SERVICE OF PROCESS UPON ANY SUCH NON-U.S. GUARANTOR. EACH NON-U.S. GUARANTOR SHALL REQUIRE THE AUTHORIZED AGENT TO AGREE IN WRITING TO ACCEPT THE FOREGOING APPOINTMENT AS AGENT FOR SERVICE OF PROCESS.

         SECTION 3.06.    WAIVER OF JURY TRIAL.    EACH SUBSIDIARY GUARANTOR
HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 3.07. WAIVER OF SOVEREIGN IMMUNITY. TO THE EXTENT THAT ANY SUBSIDIARY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY DO SO, SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AGREES, TO THE FULLEST EXTENT IT MAY LEGALLY DO SO, THAT THE WAIVERS SET FORTH IN THIS SECTION 3.07 SHALL HAVE THE FULLEST SCOPE PERMITTED UNDER THE FOREIGN SOVEREIGN IMMUNITIES ACT OF 1976 OF THE UNITED STATES AND ARE INTENDED TO BE IRREVOCABLE FOR PURPOSES OF SUCH ACT.

         SECTION 3.08.    Successors and Assigns.

                 (a) All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Subsidiary Guarantor may assign or transfer any of its rights or obligations under this Agreement.

                 (b) Any Subsidiary may become a party hereto and a Subsidiary Guarantor hereunder, without any further action by any other party, by executing and delivering a counterpart hereof to the Agent.

         SECTION 3.09. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 3.10. Judgment Currency. Each Non-U.S. Guarantor agrees to indemnify the Agent and each Bank against any loss incurred by it as a result of any judgment or order being given or made and expressed and paid in a currency (the "Judgment Currency") other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which the Agent or such Bank on the date of payment of such judgment or order is able to purchase United States dollars with the amount of the Judgment Currency actually received by the Agent or such Bank. The foregoing indemnity shall constitute a separate and independent obligation of each Non-U.S. Guarantor and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars.

         SECTION 3.11. Existence. Each Subsidiary Guarantor agrees to maintain its existence except as permitted by Section 5.02 of the Credit Agreement.

         SECTION 3.12. Taxes. (a) Any and all payments by any Subsidiary Guarantor hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges and withholdings, and all liabilities with respect thereto, excluding (i) in the case of the Agent, each Co-Agent and each Bank, United States federal income taxes and, without duplication, any taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which the Agent, such Co-Agent or such Bank, as the case may be, is organized or any political subdivision thereof and (ii) in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Subsidiary Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Bank, any Co-Agent or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.12) such Bank, such Co-Agent or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Subsidiary Guarantor





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
shall make such deductions and (iii) such Subsidiary Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

         (b) Each Subsidiary Guarantor will indemnify each Bank, each Co-Agent and the Agent for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this
Section 3.12) paid by such Bank, such Co-Agent or the Agent (as the case may
be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. Payments under any indemnification provided for in this
Section 3.12(b) shall be made within 30 days from the date such Bank, such Co-Agent or the Agent (as the case may be) makes written demand therefor.

         (c) Within 30 days after the date of any payment of Taxes by a Subsidiary Guarantor, such Subsidiary Guarantor will furnish to the Agent, at its address referred to in Section 9.01 of the Credit Agreement, the original or a certified copy of a receipt evidencing payment thereof. Should any Bank, any Co-Agent or the Agent ever receive any refund, credit or deduction from any taxing authority to which such Bank, such Co-Agent or the Agent, as the case may be, would not be entitled but for the payment by a Subsidiary Guarantor of Taxes as required by this Section 3.12 (it being understood that the decision as to whether or not to claim, and if claimed, as to the amount of any such refund, credit or deduction shall be made by such Bank, such Co-Agent or the Agent, as the case may be, in its sole discretion), such Bank, such Co-Agent or the Agent, as the case may be, thereupon shall repay to such Subsidiary Guarantor an amount with respect to such refund, credit or deduction equal to any net reduction in taxes actually obtained by such Bank, such Co-Agent or the Agent, as the case may be, and reasonably determined by such Bank, such Co-Agent or the Agent, as the case may be, to be attributable to such refund, credit or deduction.





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
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                                SUBSIDIARY GUARANTORS:

                                                UNION TEXAS PETROLEUM
                                                   ENERGY CORPORATION


                                                By:________________________
                                                   Title:


                                                UNION TEXAS PRODUCTS CORPORATION


                                                By:________________________
                                                   Title:


                                                UNION TEXAS EAST KALIMANTAN
                                                   LIMITED


                                                By:________________________
                                                   Title:

                                                UNION TEXAS INTERNATIONAL
                                                   CORPORATION


                                                By:________________________
                                                   Title:

                                                UNISTAR, INC.


                                                By:________________________
                                                   Title:


                                                AGENT: NATIONSBANK OF TEXAS,
                                                   N.A., as Agent


                                                By:________________________
                                                   Title:

                                                                       EXHIBIT A

                                      NOTE

                                                                  Houston, Texas
                                                                    May 13, 1994


         For value received, Union Texas Petroleum Holdings, Inc., a Delaware corporation (the "Company"), promises to pay to the order of _________________ ______________________ (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan owed to the Bank on April 30, 1996 or as otherwise required by the Credit Agreement. The Company promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement (including, without limitation, Section 2.16 thereof). All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of NationsBank of Texas, N.A., 700 Louisiana St., Houston, Texas 77002.

         All Loans made by the Bank and the respective Types thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Company hereunder or under the Credit Agreement.

         This note is one of the Notes referred to in the Credit Agreement dated as of May 13, 1994 among the Company, the lenders and Co-Agents parties thereto and NationsBank of Texas, N.A., as Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms not defined herein and defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof. This note shall be construed in accordance with and governed by the law of the State of Texas.

                                                  UNION TEXAS PETROLEUM
                                                    HOLDINGS, INC.



                                                  By:___________________________
                                                  Title:





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
                                 Note (cont'd)


                        LOANS AND PAYMENTS OF PRINCIPAL

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